Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor
($ in millions)	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$19	$905
Restricted cash	9	9
Accounts receivable, net	1,383	1,115
Short-term derivative assets	1	5
Other current assets	75	69
Total current assets	1,487	2,103
Property and equipment:
Oil and natural gas properties, successful efforts method
Proved oil and natural gas properties	10,259	7,682
Unproved properties	2,263	1,530
Other property and equipment	495	495
Total property and equipment	13,017	9,707
Less: accumulated depreciation, depletion and amortization	(1,300)	(908)
Property and equipment held for sale, net	3	3
Total property and equipment, net	11,720	8,802
Long-term derivative assets	8	—
Other long-term assets	78	104
Total assets	$13,293	$11,009

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$374	$308
Accrued interest	39	38
Short-term derivative liabilities	2,638	899
Other current liabilities	1,341	1,202
Total current liabilities	4,392	2,447
Long-term debt, net	2,774	2,278
Long-term derivative liabilities	393	249
Asset retirement obligations, net of current portion	334	349
Other long-term liabilities	17	15
Total liabilities	7,910	5,338
Contingencies and commitments
Stockholders’ equity:
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 127,052,372 and 117,917,349 shares issued	1	1
Successor additional paid-in capital	5,615	4,845
Retained earnings (accumulated deficit)	(233)	825
Total stockholders’ equity	5,383	5,671
Total liabilities and stockholders’ equity	$13,293	$11,009

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor		Predecessor
	Three Months Ended March 31, 2022	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$1,914	$553	$398
Marketing	867	277	239
Oil and natural gas derivatives	(2,125)	46	(382)
Gains on sales of assets	279	4	5
Total revenues and other	935	880	260
Operating expenses:
Production	110	40	32
Gathering, processing and transportation	242	111	102
Severance and ad valorem taxes	63	24	18
Exploration	5	1	2
Marketing	851	280	237
General and administrative	26	15	21
Separation and other termination costs	—	—	22
Depreciation, depletion and amortization	409	122	72
Other operating expense (income), net	23	2	(12)
Total operating expenses	1,729	595	494
Income (loss) from operations	(794)	285	(234)
Other income (expense):
Interest expense	(32)	(12)	(11)
Other income	16	22	2
Reorganization items, net	—	—	5,569
Total other income (expense)	(16)	10	5,560
Income (loss) before income taxes	(810)	295	5,326
Income tax benefit	(46)	—	(57)
Net income (loss) available to common stockholders	$(764)	$295	$5,383
Earnings (loss) per common share:
Basic	$(6.32)	$3.01	$550.35
Diluted	$(6.32)	$2.75	$534.51
Weighted average common shares outstanding (in thousands):
Basic	120,805	97,907	9,781
Diluted	120,805	107,159	10,071

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor		Predecessor
	Three Months Ended March 31, 2022	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions)
Cash flows from operating activities:
Net income (loss)	$(764)	$295	$5,383
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	409	122	72
Deferred income tax benefit	—	—	(57)
Derivative (gains) losses, net	2,125	(46)	382
Cash payments on derivative settlements, net	(568)	(32)	(17)
Share-based compensation	4	—	3
Gains on sales of assets	(279)	(4)	(5)
Non-cash reorganization items, net	—	—	(6,680)
Exploration	4	—	2
Other	(8)	4	45
Changes in assets and liabilities	(70)	70	851
Net cash provided by (used in) operating activities	853	409	(21)
Cash flows from investing activities:
Capital expenditures	(344)	(77)	(66)
Business combination, net	(2,006)	—	—
Proceeds from divestitures of property and equipment	403	4	—
Net cash used in investing activities	(1,947)	(73)	(66)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	1,565	30	—
Payments on Exit Credit Facility - Tranche A Loans	(1,065)	(80)	(479)
Payments on DIP Facility borrowings	—	—	(1,179)
Proceeds from issuance of senior notes, net	—	—	1,000
Proceeds from issuance of common stock	—	—	600
Proceeds from warrant exercise	1	—	—
Debt issuance and other financing costs	—	(3)	(8)
Cash paid to repurchase and retire common stock	(83)	—	—
Cash paid for common stock dividends	(210)	—	—
Other	—	(1)	—
Net cash provided by (used in) financing activities	208	(54)	(66)
Net increase (decrease) in cash, cash equivalents and restricted cash	(886)	282	(153)
Cash, cash equivalents and restricted cash, beginning of period	914	126	279
Cash, cash equivalents and restricted cash, end of period	$28	$408	$126

Cash and cash equivalents	$19	$340	$40
Restricted cash	9	68	86
Total cash, cash equivalents and restricted cash	$28	$408	$126

OIL, NATURAL GAS AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Three Months Ended March 31, 2022
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,452	4.66	—	—	242	27.97
Haynesville	—	—	1,625	4.46	—	—	271	26.73
Eagle Ford	52	95.00	129	4.04	16	41.09	90	68.67
Powder River Basin	8	95.18	41	5.45	3	53.96	17	63.98
Total	60	95.02	3,247	4.54	19	43.05	620	34.31

Average Realized Price (including realized derivatives)		65.64		3.08		43.05		23.79

	Successor
	Period from February 10, 2021 through March 31, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,283	2.53	—	—	214	15.21
Haynesville	—	—	524	2.68	—	—	87	16.09
Eagle Ford	66	61.51	143	6.04	18	25.72	107	50.07
Powder River Basin	10	58.95	57	4.82	3	34.75	23	42.57
Total	76	61.19	2,007	2.89	21	27.20	431	25.57

Average Realized Price (including realized derivatives)		45.68		2.83		27.52		22.59

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,233	2.42	—	—	206	14.49
Haynesville	—	—	543	2.44	—	—	90	14.62
Eagle Ford	74	53.37	165	2.57	18	23.94	120	40.27
Powder River Basin	10	51.96	61	2.92	4	34.31	24	34.25
Total	84	53.21	2,002	2.45	22	25.92	440	22.63

Average Realized Price (including realized derivatives)		49.06		2.62		31.42		21.46

	Non-GAAP Combined
	Three Months Ended March 31, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Marcellus	—	—	1,261	2.48	—	—	210	14.90
Haynesville	—	—	532	2.57	—	—	89	15.42
Eagle Ford	70	57.66	153	4.37	18	24.93	114	45.46
Powder River Basin	10	55.84	59	3.94	4	34.54	23	38.75
Total	80	57.45	2,005	2.69	22	26.62	436	24.25

Average Realized Price (including realized derivatives)		46.23		2.70		26.62		22.20

GROSS MARGIN (unaudited)

	Successor				Predecessor		Non-GAAP Combined
	Three Months Ended March 31,		Period from February 10, 2021 through March 31,		Period from January 1, 2021 through February 9,		Three Months Ended March 31,
	2022		2021		2021		2021
($ in millions, except per unit)	$	$/Boe	$	$/Boe	$	$/Boe	$	$/Boe
Marcellus
Oil, natural gas and NGL sales	$609	27.97	$163	15.21	$119	14.49	$282	14.90
Production expenses	13	0.62	5	0.50	4	0.50	9	0.50
Gathering, processing and transportation expenses	71	3.27	42	3.94	34	4.17	76	4.04
Severance and ad valorem taxes	4	0.15	1	0.09	1	0.07	2	0.08
Gross margin	$521	23.93	$115	10.68	$80	9.75	$195	10.28

Haynesville
Oil, natural gas and NGL sales	$652	26.73	$70	16.09	$53	14.62	$123	15.42
Production expenses	32	1.32	6	1.50	4	1.12	10	1.32
Gathering, processing and transportation expenses	65	2.67	11	2.45	11	2.93	22	2.67
Severance and ad valorem taxes	12	0.54	2	0.56	2	0.54	4	0.55
Gross margin	$543	22.20	$51	11.58	$36	10.03	$87	10.88

Eagle Ford
Oil, natural gas and NGL sales	$554	68.67	$272	50.07	$193	40.27	$465	45.46
Production expenses	55	6.87	24	4.40	21	4.24	45	4.32
Gathering, processing and transportation expenses	84	10.41	44	8.05	45	9.32	89	8.65
Severance and ad valorem taxes	36	4.49	16	3.00	13	2.69	29	2.86
Gross margin	$379	46.90	$188	34.62	$114	24.02	$302	29.63

Powder River Basin
Oil, natural gas and NGL sales	$99	63.98	$48	42.57	$33	34.25	$81	38.75
Production expenses	10	5.63	5	4.37	3	3.37	8	3.91
Gathering, processing and transportation expenses	22	13.93	14	12.65	12	12.53	26	12.59
Severance and ad valorem taxes	11	6.52	5	3.92	2	2.88	7	3.44
Gross margin	$56	37.90	$24	21.63	$16	15.47	$40	18.81

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended March 31, 2022	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2021
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$62	$39	$30	$69
Haynesville	192	11	22	33
Eagle Ford	48	8	9	17
Powder River Basin	24	1	—	1
Total drilling and completion capital expenditures	326	59	61	120
Leasehold and additions to other PP&E	8	1	—	1
Capitalized interest	5	1	1	2
Total capital expenditures	$339	$61	$62	$123

OIL AND NATURAL GAS HEDGING POSITIONS AS OF APRIL 29, 2022 (a)

Crude Oil Swaps
	Volume (MMBbls)	Avg. NYMEX Price of Swaps
Q2 2022 (b)	2.8	$43.12
Q3 2022	2.7	$44.85
Q4 2022	2.6	$45.92
Total 2022	8.1	$44.59

Total 2023	1.9	$47.17

Crude Oil Collars
	Volume (MMBbls)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Total 2023	5.5	67.98	$82.10

Oil Basis Protection Swaps
	Volume (MMBbls)	Avg. NYMEX plus/(minus)
Q2 2022 (b)	3.6	$0.60
Q3 2022	3.6	$0.89
Q4 2022	3.5	$0.89
Total 2022	10.7	$0.79

Total 2023	6.2	$0.96

Natural Gas Swaps
	Volume (Bcf)	Avg. NYMEX Price of Swaps
Q2 2022 (b)	130	$2.60
Q3 2022	134	$2.63
Q4 2022	117	$2.60
Total 2022	381	$2.61

Total 2023	204	$2.67

Total 2024	88	$2.67

Total 2025	27	$2.65

Natural Gas Swaptions
	Volume (Bcf)	Avg. NYMEX Strike Price
Total 2023	7	$2.88

Natural Gas Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q2 2022 (b)	90	$3.33	$4.41
Q3 2022	94	$3.41	$4.56
Q4 2022	120	$3.12	$4.27
Total 2022	304	$3.27	$4.40

Total 2023	314	$3.14	$4.86

Natural Gas Three-Way Collars
	Volume (Bcf)	Avg. NYMEX Sold Put Price	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q2 2022 (b)	7	$2.41	$2.90	$3.43
Q3 2022	6	$2.41	$2.90	$3.43
Q4 2022	6	$2.41	$2.90	$3.43
Total 2022	19	$2.41	$2.90	$3.43

Total 2023	4	$2.50	$3.40	$3.79

Natural Gas Written Call Options
	Volume (Bcf)	Avg. NYMEX strike price
Total 2023	18	$3.29

Natural Gas Basis Protection Swaps
	Volume (Bcf)	Avg. NYMEX plus/(minus)
Q2 2022 (b)	105	$(0.39)
Q3 2022	103	$(0.44)
Q4 2022	74	$(0.14)
Total 2022	282	$(0.34)

Total 2023	134	$(0.03)

Total 2024	36	$(0.12)

Total 2025	5	$(0.21)
____________________________________________
(a)Includes hedges assumed in Marcellus Acquisition
(b)Includes amounts settled in April and May 2022.

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss) Attributable to Chesapeake, Adjusted EBITDAX, Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO CHESAPEAKE (unaudited)

	Successor				Predecessor
	Three Months Ended March 31, 2022		Period from February 10, 2021 through March 31, 2021		Period from January 1, 2021 through February 9, 2021
	$	$/Share	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income (loss) available to common stockholders (GAAP)	$(764)	$(6.32)	$295	$3.01	$5,383	$550.35
Effect of dilutive securities	—	—	—	(0.26)	—	(15.84)
Diluted income (loss) available to common stockholders (GAAP)	$(764)	$(6.32)	$295	$2.75	$5,383	$534.51

Adjustments:
Unrealized (gains) losses on oil and natural gas derivatives	1,538	12.73	(113)	(1.05)	369	36.64
Separation and other termination costs	—	—	—	—	22	2.18
Gains on sales of assets	(279)	(2.31)	(4)	(0.04)	(5)	(0.50)
Other operating expense (income), net	31	0.26	2	0.02	(12)	(1.19)
Reorganization items, net	—	—	—	—	(5,569)	(552.97)
Other	(13)	(0.11)	(21)	(0.20)	—	—
Tax effect of adjustments(a)	(77)	(0.64)	—	—	(57)	(5.66)
Effect of dilutive securities	—	(0.52)	—	—	—	—
Adjusted net income attributable to Chesapeake (Non-GAAP)	$436	$3.09	$159	$1.48	$131	$13.01

(a)
The 2022 Successor Period includes a tax effect attributed to the 2022 Successor Period reconciling adjustments using an estimated 6% annual effective tax rate. The 2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with Predecessor accumulated other comprehensive income, eliminated in fresh start accounting.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended March 31, 2022	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2021
($ in millions)
Net income (loss) (GAAP)	$(764)	$295	$5,383	$5,678

Adjustments:
Interest expense	32	12	11	23
Income tax benefit	(46)	—	(57)	(57)
Depreciation, depletion and amortization	409	122	72	194
Exploration	5	1	2	3
Unrealized (gains) losses on oil and natural gas derivatives	1,538	(113)	369	256
Separation and other termination costs	—	—	22	22
Gains on sales of assets	(279)	(4)	(5)	(9)
Other operating expense (income), net	31	2	(12)	(10)
Reorganization items, net	—	—	(5,569)	(5,569)
Other	(13)	(21)	—	(21)
Adjusted EBITDAX (Non-GAAP)	$913	$294	$216	$510

ADJUSTED FREE CASH FLOW

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended March 31, 2022	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2021
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$853	$409	$(21)	$388
Cash paid for reorganization items, net	—	18	66	84
Cash paid for acquisition costs	23	—	—	—
Capital expenditures	(344)	(77)	(66)	(143)
Adjusted free cash flow (Non-GAAP)	$532	$350	$(21)	$329

NET DEBT

Successor
March 31, 2022
($ in millions)
Total debt (GAAP)	$2,774
Premiums and issuance costs on debt	(103)
Principal amount of debt	2,671
Cash and cash equivalents	(19)
Net debt (Non-GAAP)	$2,652